                                                                   EXHIBIT 10.27



                 AMENDMENT TO THE GNC/RITE AID RETAIL AGREEMENT

                                                                   NOVEMBER 2000


        THIS AMENDMENT (the "Amendment") to the GNC/Rite Aid Retail Agreement, dated December 8, 1998, by and between General Nutrition Sales Corporation and RITE AID HDTQRS CORP., as assignee of Rite Aid Corporation is effective as of November 20, 2000.

        WHEREAS, the parties hereto desire to amend the GNC/Rite Aid Retail Agreement on the terms and conditions stated herein.

        NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1. Amendment of Paragraph 1.D. The first two sentences of Paragraph 1.D. are amended and restated in their entirety to read as follows:

               "1.D. Rite Aid hereby commits to open the Business in a minimum of 1,000 Locations in the aggregate, by October 31, 2002, pursuant to the following schedule:

        -      560 were opened by October 20, 2000

        - The balance of the 1,000 minimum Businesses will be opened in Locations at a rate of no less than 22 openings per month, except that (a) in each month Rite Aid shall be entitled to a credit against its obligation to open 22 Businesses in that month in an amount by which the average number of Businesses opened in all prior months beginning with the month of January 2001 exceeded an average of 22 per month, and (b) the minimum openings requirement shall not apply to the months of November 2001 and December 2001. All other references to 1,500 minimum Locations are hereby reduced to 1,000 throughout the Agreement. In addition, Exhibit A's list of Designated Locations shall be reduced to a maximum of 1,200 Locations by March 1, 2001, (reflecting both stores opened and projected new sites); such reduction to be accomplished by reducing the number of Locations on Exhibit A to 1500 no later than January 1, 2001, to 1400 no later than February 1, 2001, and the balance of the reduction no later than March 1, 2001. All Locations previously designated as a potential Location on Exhibit A shall be (1) re-confirmed as designated Locations on Exhibit A for operating the Business pursuant to the Agreement, or (2) deleted from Exhibit A entirely.

        2. Amendment of Article II. "Term and Renewal," Paragraph A. Each reference in Paragraph II.A to terms "36 months" or "36 month period" shall be amended and restated to be "60 months" or "60 month period" respectively. For ease of reference, March 2004 is the 60 month date (fifth year anniversary of the first store opening).

        3. Amendment of Paragraph IV.B.(2) "Product Purchases." Paragraph IV.B.(2) is hereby amended by deleting the last sentence thereof and all sums that may be due and owing under the provisions thereof are hereby waived.

        4. Amendment of Paragraph IV.B(3) "Product Purchases." The following sentence is added to the end of Paragraph IV.B(3):

               "(3) On consignment pursuant to the Consignment Agreement, Rite Aid shall initially stock and then maintain in inventory so long as justified, in Rite Aid's sole judgment, by acceptable product sales, the eight Efamol brand products and three Scan Diet products specified by GNC in all Rite Aid stores that operate the Business, as well as, six of the Efamol brand products in each of the remaining Rite Aid stores in which it does not operate the Business."

        5. Amendment to Paragraph IV.B.(4) "Certain Product Purchases." A new Paragraph IV.B.(4) is hereby added as follows:

               "(4) Pertain Product Purchases. At the date of delivery to Rite
               Aid: (a) all GNC Brand Products shall have expiration dates which are a minimum of six months, (b) all nutrition bars shall have expiration dates which are a minimum of six months, and (c) all Third-Party Products shall have expiration dates which are a minimum of 12 months prior to the expiration date on their package."

        6. Amendment of Article IV. New Paragraph IV.B.(5). "Product Disposition." A new Paragraph IV.B.(4) is hereby added as follows:

               "(5) Product Disposition. Effective for all purchase orders written by Rite Aid during the period May 1, 2000 through December 31, 2000 and in lieu of all other rebates and allowances for damaged, outdated, and discontinued Products and rebates with respect to Third Party Products sold to Rite Aid under this Agreement, Rite Aid shall be entitled to deduct [*]% from each invoice received by it from GNC, excluding Consigned Product invoices. Effective for all purchase orders written by Rite Aid from and after January 1, 2001, and in lieu of all other rebates and allowances for damaged, outdated and discontinued Products, other than GNC Brand Products, and rebates with respect to Third Party Products sold to Rite Aid under this Agreement, Rite Aid shall be entitled to deduct [*]% from each invoice received from it from GNC, excluding Consigned Product invoices, and with respect to GNC Brand Products Rite Aid shall have the right to return all damaged and outdated GNC Brand Products to GNC's distribution centers or elsewhere as GNC directs for full credit at then current invoice cost. In addition, in the event that at any time Rite Aid


----------
* This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

               and GNC jointly determine to discontinue GNC Brand Products from the GNC Plan-O-Gram or Rite Aid determines to discontinue Third Party Products, Rite Aid shall, pursuant to the General Nutrition Sales Corporation Product Return Policy with Rite Aid HDTQRS Corp., a copy of which is attached hereto as Exhibit IV.B.(4)-1., have the right to return to GNC's distribution centers, for full credit at then current invoiced cost, full cases of the discontinued GNC Brand Products and Third Party Products remaining at Rite Aid's distribution centers. All other Product shipment discrepancies shall be handled pursuant to the General Nutrition Products, Inc. Shipment Discrepancy Policy with Rite Aid HDTQRS Corp., a copy of which is attached hereto as Exhibit IV.B.(4)-2."

        7. Amendment of Paragraph IV.C.2 "Cooperative Advertising." Paragraph IV.C.2. is hereby amended by adding the following sentence to the end thereof:
"Gross Sales resulting from the sale of Consigned Products, as defined in the Consignment Agreement, shall be determined by calculating the number of units withdrawn from Consignment Inventory for the relevant time period."

        8. Amendment of Paragraph D of Article IV. A new sentence is added at the end of Paragraph D of Article IV as follows:

               "All PRODUCTS delivered by GNC pursuant to this Agreement shall be delivered on a carrier designated by GNC. Rite Aid will have 12 hours free time to offload carrier equipment arriving at the agreed upon appointment time. Any time in excess of these 12 hours will be charged back to Rite Aid at a rate of $50 per hour for detention of driver and equipment, not to exceed $500 per 24 hour period per delayed driver and equipment."

        9. Amendment of Article XI "Noncompetition." Paragraph A. Paragraph XI.A. is hereby amended and restated in its entirety as follows:

               "GNC agrees that so long as this Agreement is in effect and notwithstanding any other provision of this Agreement, neither it nor any of its affiliates (a) will operate the Business of any retail drug store chain, (b) will not grant any license sale of GNC Brand Products in any retail drug store chain and (c) will not permit any operator of any retail drug store chain to operate a Business under the Comprehensive System or any derivation thereof. For purposes of this Agreement a "chain" shall mean any person or entity which together with any person or entity controlling, by or under common control with such person or entity operates 10 or more retail locations."

        10. Miscellaneous. The following new provisions shall be added to the Agreement pursuant to this Amendment

        a. "Regional Store Directors" shall be employed by Rite Aid to promote the Business and shall be responsible for maximizing sales. Their job description, reporting system, training programs and start date will be mutually defined by Rite Aid and GNC. The costs of these individuals shall be split evenly between Rite Aid and GNC and in the aggregate per person initially shall not exceed $[*]

        b. (which includes wages, benefits, Travel and Entertainment, transportation and office expenses).

        b. GNC approves the use of using existing Rite Aid fixtures in the 440 stores that remain to be opened. At GNC's election it may purchase certain wooden GNC fixtures from Rite Aid at Rite Aid's acquisition cost. A smaller square footage GNC Plan-O-Gram shall be designed by Rite Aid for use at certain approved Rite Aid Locations. GNC senior management shall approve the design and fixtures in the reduced square footage Locations and in those using Rite Aid fixtures.

        c. Rite Aid may close the Business operating in any Store, however, such closure shall not reduce Rite Aid's obligation to open Businesses in a minimum of 1000 Locations as required by this Agreement. If a Location is closed and moved to another Location, that subsequent Location shall not incur an additional $10,000 Initial Fee. An opening shall not be counted twice. The relocation of a closed Location shall not count toward the minimum of 1000 Locations or toward the minimum monthly opening obligations.

        d. As provided in a letter from Rite Aid to GNC dated June 17, 1999, clarifying Article I. Grant of License. Paragraph F (ii): GNC shall not be in violation of that Paragraph if it sells, promotes, advertises or distributes any product which bears a Proprietary Mark provided that Proprietary Mark is not and does not include the words "GNC" or "General Nutrition Center" or any variation thereof.

----------

* This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

        Except as amended by this Amendment, the GNC/Rite Aid Retail Agreement remains in full force and effect.

        IN WITNESS WHEREOF, each of the parties hereto has duly executed this Amendment as of the day and year first above written.

                                            GENERAL NUTRITION SALES CORPORATION

                                            By:    /s/James M. Sander
                                                  ------------------------------
                                            Name:  James M. Sander
                                                  ------------------------------
                                            Title: Vice President
                                                  ------------------------------

                                            RITE AID HDTQRS CORP.

                                            By:    /s/Elliot S. Carson
                                                --------------------------------
                                            Name:  Elliot S. Carson
                                                  ------------------------------
                                            Title: Senior Vice President
                                                  ------------------------------

                       Amendment No. 1 to Retail Agreement

                                List of Exhibits

1. Exhibit IV.B.(4)-1: General Nutrition Sales Corporation Product Return Policy with Rite Aid Hdqtrs Corp.

2. Exhibit IV.B.(4)-2: Nutricia Manufacturing USA, Inc. Shipment Discrepancy Policy with Rite Aid Hdqtrs Corporation

              EXHIBIT IV.B.(4)-1 TO THE GNC/RITE AID RETAIL AGREEMENT

                       GENERAL NUTRITION SALES CORPORATION
                PRODUCT RETURN POLICY WITH RITE AID HDTQRS CORP.

This policy addresses issues related to the return of product purchased by RITE AID HDTQRS CORP. (Rite Aid) from General Nutrition Sales Corporation (GNC). Products covered under this policy include GNC Brand product and Third Party Product. Consignment product will be controlled under the provisions of the Consignment Agreement.

GNC does not intend for this policy to cover Third-party product recalls. Due to multiple sourcing of Third Party Products, recalls for quality, safety, packaging, labeling or other reason will be handled independently by Rite Aid and GNC with the concerned vendor.

The following procedures will be followed in the event that Rite Aid needs to return product to GNC.

GNC will not accept return of any Third Party Product which has a shelf-life of less than 6 months from the date of receipt at GNC's distribution center.

1. GNC will require all GNC Return Forms to be faxed to GNC Order Control at 412-749-5375 and to contain the following information:

      (a)   GNC item number

      (b)   Total number of units

      (c)   Total number of cases

      (d)   Invoice number - for miss-pick and immediate damage returns

      (e)   Expiration date and lot number if applicable

      (f)   Reason for return

2. GNC Order Control will reply to all return requests within 3 business days. GNC Order Control will provide Return Authorization Instructions, Return Authorization Form and a Return Authorization Number to Rite Aid for all return requests that are GNC Brand Products and for all return requests for Third Party Product that are approved. In the event that a return request is not approved, GNC Order Control will provide an explanation to Rite Aid as to the reason for disapproval.

3. For approved returns, GNC will require Rite Aid to return product in its original cases and segregate all products by item.

4. GNC will require that Rite Aid include the Return Authorization Number on all paperwork and communications regarding the return.

5. GNC will require Rite Aid to return product within 60 business days of the receipt of the Return Authorization Form.

6. GNC will require Rite Aid to pay for all costs incurred in transporting returned product to GNC's distribution center unless other instructions are contained in the Return Authorization Form.

7. GNC will issue credit to Rite Aid upon processing all saleable returned products covered by the applicable Return Authorization Form.

8. Product for which credit will not be issued for non-conformance with number 7 above will be itemized and sent to Rite Aid for disposition. Rite Aid will have 30 days to provide disposition instructions. If no instructions are received, the items will be destroyed and Rite Aid will be charged 8% of the item's value for disposal.

9. GNC will issue credit to Rite Aid on a per unit basis at the then current invoice price.

10. GNC will credit Rite Aid within 21 days after processing all product contained in the return authorization.

11. Any Rite Aid initiated deductions for returns will be immediately charged back. Only GNC processed credits will be accepted.

Attachments:

GNC Return Form

                                GNC RETURN FORM

 ORIGIN
LOCATION ______________________________________  DATE__________   RA #__________

RETURN VIA ___________________________________________PER_______________________

ORIGIN CONTACT POINT ___________________________________________________________

   ITEM #     GNC #    # CTNS    # EA     INV #        REASON FOR RETURN
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

PLEASE FILL OUT FORM PRIOR TO CALLING ORDER CONTROL FOR RETURN AUTHORIZATION NUMBER YOU MAY EITHER CALL 1-800-274-8558 OR FAX THIS FORM TO 412-749-5375.

TOTAL # CARTONS TO BE RETURNED_____________________________

DATE RETURNED TO GNC          _____________________________

WEIGHT _______________________PALLETS _____________________

                                    DRIVER SIGNATURE____________________________

COMMENTS________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

            Exhibit IV.B. (4)-2 To The GNC/Rite Aid Retail Agreement

                        NUTRICIA MANUFACTURING USA, INC.
          SHIPMENT DISCREPANCY POLICY WITH RITE AID HDTQRS CORPORATION

      This policy addresses issues related to the shipment of product purchased by RITE AID HDTQRS CORP. ("Rite Aid") from Nutricia Manufacturing USA, Inc. ("GNP"). Specifically, this policy addresses issues related to discrepancies between amounts GNP considers shipped and amounts Rite Aid considers received. The discrepancies addressed in this policy may result from over shipments, under shipments, visible damage, concealed damage and expiration date issues. Products purchased included GNC Brand Product, Third Party Product, PharmAssure Premium product, PharmAssure Basic product, and Rite Aid Private Label product.

Consignment product will be controlled under the provisions of the Consignment Agreement.

The following procedures will be followed in order to achieve agreement between Rite Aid claimed discrepancies and GNP accepted discrepancies.

1. GNP will include with each shipment of product, a Summary Packing Slip and a Detailed Packing Slip. The Detailed Packing Slip will contain all information, instructions and forms required to claim a shipment discrepancy.

2. GNP will require a completed Packing List Discrepancy Worksheet for every invoice regardless of whether a discrepancy is claimed. For invoices where no discrepancy is claimed, the worksheet should be completed indicating that there is no discrepancy ("received clear").

3. Rite Aid will fax a copy of all Packing List Discrepancy Worksheets to GNP Order Control at 412-749-5375.

4. For all invoices where a discrepancy is claimed, GNP will require a copy of the receiving Bill of Lading to accompany the Packing List Discrepancy Worksheet. The final carton count on the Packing List Discrepancy Worksheet must agree with the total carton count indicated on the Bill of Lading.

5. GNP will require a contact person with a telephone, e-mail address, or fax number for every Packing Slip Discrepancy worksheet faxed by Rite Aid.

6. GNP will require that all discrepancies be reported in the above manner to GNP Order Control within 21 days of the invoice date.

7. For accepted and approved discrepancies, GNP order Control will provide Rite Aid with a discrepancy control number to validate the approval and processing of the discrepancy within 3 business days. This discrepancy control number will be provided to the Rite Aid contact person indicated on the original transmission of the Packing List Discrepancy Worksheet.

8. GNP will issue credit against the original invoice on a per unit basis, prices consistent with the original invoice.

9. For product not refused and returned to the driver at the time of delivery, GNP will require disposition of damaged or expiring product by either of the following:

      (a) a return of the product by Rite Aid in accordance with the General Nutrition Sales Corporation Product Return Policy using the GNC Return Form or

      (b)   receipt of a Proof of Destruction from Rite Aid.

10.   GNP will credit Rite Aid after processing the discrepancy.

11. Rite Aid initiated deductions will reference the original GNP invoice number and include specific line item details. These deductions can be cross referenced back to GNP initiated credit memos referencing the original invoice number.

12. GNP will require Rite Aid to reference the GNP invoice number and the discrepancy control number in any correspondence dealing with shipment discrepancies.

Attachments:

Example Instruction Sheet for interpreting GNP shipping documents. Example Detailed Packing List
Example Summary Packing List
Example Case-Pick Label
Example Packing List Discrepancy Worksheet
Example Bill of Lading
Example GNC Return Form

                         GENERAL NUTRITION DISTRIBUTION
                             BUNCHER INDUSTRIAL PARK
                         OHIO RIVER BLVD. & FERRY STREET
                              LEETSDALE, PA, 15056

From: Phil Bolalek, (412) 749-5334                           16 October 2000

To: Wholesale Customers

Subject: Interpreting GNC Shipping Documents

The following pages are intended to familiarize you with the shipping documents that will accompany shipments from GNC facilities. The location and meaning of the information provided in these documents are included on each Figure.

The documents included with each shipment are: a Bill of Lading for each invoice (and a Master Bill of Lading if more than 1 invoice is sent in a shipment), a packing ship, and a packing slip summary. Additionally you win use the case-pick label, pallet placard, and Discrepancy Worksheet in finalizing the receipt.

Each pallet will be identified by a placard that will contain the Destination, Purchase Order Number, GNC Invoice Number, and sequence number of the pallet. This should match the GNC invoice number on both the Packing Slip and the Summary Packing Slip. An important part of the Packing Slip is the section entitled "Packing List by Item Number" (Fig. 1). This will provide you with the GNC item number that can be cross-referenced to your item number. You can also use the UPCs included in the Summary Packing Slip (Fig. 2) to cross-reference your item number. The Summary Packing Slip is in UPC sequence and contains a (??) of cartons of each item in the order.

Individual cases are identified by a Case-Pick Label (Fig.3), this label provides most of the information you need to receive the item (Note: When separating items it is easier to sort items by the bold print of the "Location" code.). Other important information includes case count, total number of cases of each item, item description, UPC code and your purchase order number.

The "Packing List Discrepancy Worksheet" (Fig. 4) must be completed for each invoice whether or not there are any discrepancies. Please fax these completed sheets to (412) 749-5375. This allows us to close out the invoice and complete our processing. Different types of discrepancies and the proper way to report them are also shown in Fig. 4

The Bill of Lading (Fig. 5) must also be properly completed to support your receipt of the shipment and any discrepancies. Be sure to indicate carton overages/shortages, visible damages, and total cartons received.

Any questions you have on these documents or any other receiving problems can be directed to me at (412) 749-5334 from 8AM to 5PM EST or you may leave a voice-mail and I'll return your call as soon as possible.

                           EXPLANATION OF PACKING LIST
                                   (FIGURE 1)

                         [EXAMPLE DETAILED PACKING LIST]

                       EXPLANATION OF SUMMARY PACKING LIST
                                   (FIGURE 2)

                         [EXAMPLE SUMMARY PACKING LIST]

                            WHOLESALE CASE PICK LABEL
                                   (FIGURE 3)

                            [EXAMPLE CASE-PICK LABEL]

                             EXAMPLES-DISCREPANCIES
                                   (FIGURE 4)

                  [EXAMPLE PACKING LIST DISCREPANCY WORKSHEET]

                                 BILL OF LADING
                                   (FIGURE 5)

                            [EXAMPLE BILL OF LADING]

                                 GNC RETURN FORM

 ORIGIN
LOCATION ______________________________________  DATE__________    RA#__________

 RETURN VIA ___________________________________________PER______________________

ORIGIN CONTACT POINT ___________________________________________________________

   ITEM #     GNC #     # CTNS     # EA     INV #       REASON FOR RETURN
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

PLEASE FILL OUT FORM PRIOR TO CALLING ORDER CONTROL FOR RETURN AUTHORIZATION NUMBER YOU MAY EITHER CALL 1-800-274-8558 OR FAX THIS FORM TO 412-749-5375.

TOTAL # CARTONS TO BE RETURNED_______________________________

DATE RETURNED TO GNC          _______________________________

WEIGHT ______________________ PALLETS ________________________

                               DRIVER SIGNATURE_________________________________
COMMENTS________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________